VENTAS, INC. NON-EMPLOYEE DIRECTORS’ EQUITY AWARD DEFERRAL PROGRAM (adopted pursuant to the Ventas, Inc. 2022 Incentive Plan) ELECTION AGREEMENT I. DEFERRAL AND PAYMENT ELECTIONS FOR RESTRICTED STOCK UNITS To the extent that I receive an award of Restricted Stock Units pursuant to the Ventas, Inc. 2022 Incentive Plan or any successor plan (collectively, the “Plan”), I hereby make the following elections with respect to such Restricted Stock Units: A. DEFERRAL OPTIONS INSTRUCTIONS: PLEASE CHOOSE ONE OF THE OPTIONS BELOW. Pursuant to the Plan and the applicable award agreement, I hereby irrevocably elect to defer receipt of shares issuable upon the vesting of Restricted Stock Units that may be granted to me on or after the January 1 following the date of delivery of this Election Agreement (such shares the “Deferred Stock Units”) and have such Deferred Stock Units credited to a Stock Unit Account. This deferral shall be in accordance with the terms and provisions set forth in this Election Agreement, as well as the Plan and Code requirements, including Section 409A. IF YOU CHOOSE THIS OPTION, PLEASE SCROLL DOWN TO SUBSECTION B OF THIS FORM FOR SOME ADDITIONAL ITEMS. I elect NOT to defer receipt of shares underlying any Restricted Stock Units. IF YOU CHOOSE THIS OPTION, PLEASE SCROLL TO THE SIGNATURE PAGE AT THE END OF THE FORM, SIGN IT. B. DIVIDEND EQUIVALENTS. I hereby elect to have any dividends or dividend equivalents payable with respect to those Restricted Stock Units or Deferred Stock Unit, as applicable, subject to this deferral election paid as indicated in the table below. INSTRUCTIONS: PLEASE CHOOSE ONE OF THE OPTIONS IN THE TABLE BELOW, THEN SCROLL DOWN TO THE NEXT SECTION OF THIS FORM FOR ADDITIONAL ITEMS. paid to me as soon as practicable after dividends are paid on shares of Ventas, Inc. converted to additional Restricted Stock Units or Deferred Stock Units, as applicable, and distributed at the time and in the manner selected in this Election Form for the shares to which they relate. (PLEASE NOTE: elections with respect to dividends apply regardless of the form of the dividend.)

2 Deferred Equity Award Election Form Rev. 12/5/2022 C. PAYMENT OPTIONS 1. Distribution of Vested Awards. I hereby direct that Deferred Stock Units be distributed to me as follows: INSTRUCTIONS: PLEASE CHOOSE ONE OF THE OPTIONS IN EACH OF THE TABLES BELOW, THEN SCROLL DOWN TO THE NEXT SECTION OF THIS FORM FOR AN ADDITIONAL ITEM. (a) In the form of: a lump sum payment a series of annual payments over __________ years (PLEASE NOTE: the number of years must be 10 years or less, and the period may not extend more than 10 years beyond your Termination of Service.) (b) As soon as administratively feasible after: my Termination of Service January 1 of the calendar year immediately following my Termination of Service other: (please specify) (PLEASE NOTE: payments to be made in a series or annual payments will commence on the earlier of the date specified or the date of your Termination of Service) 2. Change in Control Accelerated Payment. INSTRUCTIONS: CHECK THE BOX BELOW ONLY IF YOU WISH TO MAKE THIS ELECTION, THEN PLEASE SCROLL TO THE SIGNATURE PAGE AT THE END OF THE FORM, SIGN IT. Notwithstanding my elections above, I hereby direct that delivery of shares in my Stock Unit Account that are otherwise deferred pursuant to the foregoing be accelerated and occur in a lump sum upon a Change in Control (as defined in the Plan), provided such Change in Control also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code.

3 Deferred Equity Award Election Form Rev. 12/5/2022 II. ACKNOWLEDGEMENTS AND SIGNATURE By signing this Election Agreement, I hereby acknowledge my understanding and acceptance of the following: 1. Irrevocable Election. I may not revoke or modify this election with respect to Restricted Stock Units granted for services rendered during the calendar year I make this election. I may only revoke or modify this election (i) by submitting a new completed Election Agreement to the Company prior to January 1 of a calendar year which shall apply only to Restricted Stock Units granted to me as compensation for services rendered on or after such January 1; and (ii) in such limited circumstances as the Committee may permit in accordance with law and Section 409A of the Code. Accordingly, I understand that my election will continue in effect from year to year unless and until I timely make a different prospective election. I do not expect to be able to make any changes to the manner or timing of distributions set forth in this Election Agreement with respect to Restricted Stock Units granted to me for services rendered for a calendar year that has already commenced. 2. Company Right to Terminate Plan. Notwithstanding any election made herein, the Company reserves the right to transfer to me all amounts attributable to Restricted Stock Units deferred under the Plan upon a termination of the Plan, to the extent permitted under Section 409A of the Code. 3. Withholding. The Company and its affiliates shall have the right to withhold, from all deferrals or distributions made in accordance with any equity award subject to this Election Agreement, the number of shares necessary to satisfy any federal, state or local tax required by law to be withheld if withholding shall ever become applicable. 4. Tax Code Section 409A Dealing with Deferred Compensation. I understand that this election shall be construed in accordance with the terms and provisions set forth in this Election Agreement, as well as the Plan and the requirements of Section 409A of the Code. To the extent Section 409A of the Code is applicable to any award (or deferral thereof), it is intended that such award (and deferral thereof) complies with the deferral, payout and other limitations and restrictions imposed under Section 409A of the Code. Notwithstanding any other provision in this Election Agreement, the Company, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this election to help distributions qualify for exemption from or compliance with Section 409A of the Code; provided, however, that the Company makes no representation that awards under the Plan (or deferral thereof) shall be exempt from or comply with Section 409A of the Code and makes no undertaking to comply with Section 409A of the Code or to preclude Section 409A of the Code from applying to any awards (or deferral thereof). I understand that Section 409A of the Code is complex, that any additional taxes and other liabilities under Section 409A of the Code are my responsibility and that the Company encourages me to consult a tax advisor regarding the potential impact of Section 409A of the Code. 5. Capitalized Terms. Capitalized terms used but not defined herein have the meanings specified in the Plan.

4 Deferred Equity Award Election Form Rev. 12/5/2022 [SIGNATURE PAGE FOLLOWS]

5 Deferred Equity Award Election Form Rev. 12/5/2022 By signing this Election Agreement, I hereby acknowledge my understanding of, and my agreement with, all of the terms and provisions set forth in this Election Agreement, as well as the terms and conditions set forth in the Plan and any applicable award agreements thereunder. Dated: Participant’s Signature Participant’s Name The signature below confirms that Ventas, Inc. received this Election Agreement on __________________. [add date] VENTAS, INC. By: Name: Carey S. Roberts Title: Executive Vice President and General Counsel